SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2007

CASCADE BANCORP
(Exact name of Registrant as specified in its charter)

Oregon	0-23322	93-1034484
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

1100 NW Wall Street
Bend, Oregon 97701
(Address of principal executive offices and zip code)

(541) 385-6205
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On August 13, 2007, the Company issued a press release announcing a stock repurchase program to repurchase up to 5% of the Company’s issued and outstanding common shares over a two-year period. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.

              (a)          Financial Statements of Business Acquired

                             Not applicable.

              (b)          Pro Forma Financial Information

                             Not applicable.

 (c)    Shell Company Transactions

                             Not applicable.

              (d)          Exhibits

                             Exhibit 99.1 Press Release dated August 13, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

COMPANY NAME CORPORATION

By:	/s/ Gregory D. Newton
Gregory D. Newton
Executive Vice President/ Chief Financial Officer/Secretary

Date: 8/13/07